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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 March 1, 2001
                           -------------------------
                                Date of Report
                       (Date of earliest event reported)


                           DATA CRITICAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-27855                  91-1901482
(State or Other Jurisdiction      (Commission File No.)         (IRS Employer
      of Incorporation)                                      Identification No.)

                     19820 North Creek Parkway, Suite 100
                           Bothell, Washington 98011
         ------------------------------------------------------------
         (Address of principal executive offices, including Zip Code)

                                (425) 482-7000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.   Other Events

     Data Critical Corporation has recently entered an Employment Letter Agreement with Richard L. Earnest, its interim Chief Executive Officer, an Employment Letter Agreement with Bradley R. Harlow, its Senior Vice President and a Second Amendment to the Employment Agreement with Michael E. Singer, its Executive Vice President and Chief Financial Officer.

     The agreements described above are attached as exhibits 10.1, 10.2 and 10.3 respectively.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits

          10.1 Employment Letter Agreement, dated March 1, 2001, between Data Critical and Richard L. Earnest

          10.2 Employment Letter Agreement, dated March 7, 2001, between Data Critical and Bradley R. Harlow

          10.3 Second Amendment to Employment Agreement, dated March 11, 2001, between Data Critical and Michael E. Singer
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DATA CRITICAL CORPORATION

Dated:  March 26, 2001            By /s/  Michael E. Singer
                                     ------------------------------
                                     Michael E. Singer
                                     Executive Vice President and
                                     Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     10.1 Employment Letter Agreement, dated March 1, 2001, between Data Critical and Richard L. Earnest

     10.2 Employment Letter Agreement, dated March 7, 2001, between Data Critical and Bradley R. Harlow

     10.3 Second Amendment to Employment Agreement, dated March 11, 2001, between Data Critical and Michael E. Singer